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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    Date of Report (Date of Event Reported):
                                  May 25, 2001

                          COOKER RESTAURANT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
         (State of other jurisdiction of incorporation or organization)

       1-13044                                               62-1292102
       -------                                               ----------
(Commission File Number)                       (IRS Employer Identification No.)

                             5500 Village Boulevard
                         West Palm Beach, Florida 33407
                    (Address of principal executive offices)
                                   (zip code)

       Registrant's telephone number, including area code: (561) 615-6000





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Item 3.  Bankruptcy or Receivership

         On May 25, 2001, Cooker Restaurant Corporation (the "Company") issued a press release stating that the Company and its subsidiaries had filed a voluntary Bankruptcy petition under Chapter 11 of the U. S. Bankruptcy Code in the United States Bankruptcy Court in the Southern District of Ohio, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

99.1    Press Release, dated May 25, 2001






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      COOKER RESTAURANT CORPORATION


Dated: May 29, 2001                   By:   /s/ Mark W. Mikosz
                                            -----------------------------------
                                            Mark W. Mikosz, Vice President and
                                            Chief Financial Officer